                                                                    Exhibit 99.1

[BANC ONE LOGO]                                                        July 1998



                              BANC ONE CORPORATION
                     POOLING RESTATEMENT FINANCIAL PACKAGE
                               1Q 1997 - 2Q 1998


Investment Community Member:

Attached is a copy of schedules reflecting the pooling restatement of historical financial performance for BANC ONE CORPORATION and consolidated subsidiaries following the 1998 second quarter acquisition of First Commerce.

This is being provided to assist your analysis of performance over this trailing six quarter reporting period. Numbers are unaudited.

Please call Investor Relations if you have any questions.


          /s/ JAY S. GOULD                   /s/ HOLLY E. HOBSON
          Jay S. Gould                       Holly E. Hobson
          (614) 248-0189                     (614) 248-1280

                BANC ONE CORPORATION-QUARTERLY AND 12 MONTH DATA

                                                     1997         1997         1997                         1997
                                             --------------------------------------------------------------------------
                                                      1Q           2Q           3Q            4Q         12 MONTHS
                                             --------------------------------------------------------------------------
                   UNAUDITED
     (millions, except per share & staff)            AMT          AMT           AMT           AMT            AMT
                                             --------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
   Total assets - end of period                    121,067.2   124,810.0     122,422.0      125,397.4
   Total assets - average                          119,808.9   121,590.4     122,715.3      121,781.7     121,482.9
   Earning assets - end of period -gross           109,089.1   109,367.3     107,972.9      109,290.1
   Earning assets - average - gross                109,015.1   109,695.6     110,218.5      107,720.8     109,161.8

   Net income                                          410.9        48.7         464.8          506.9       1,431.3
   Per common share - BASIC                             0.60        0.06          0.67           0.73          2.06
   PER COMMON SHARE - DILUTED                           0.59        0.06          0.65           0.71          2.01
-----------------------------------------------------------------------------------------------------------------------

   Cash dividends per common share                     0.345       0.345         0.345          0.345         1.380
   Book value per common share (orig. reported)        16.43       16.40         16.74          15.82

KEY RATIOS & STATISTICAL DATA
   Return on average assets                             1.39%       0.16%         1.50%          1.65%         1.18%
   Return on average common equity                     16.21%       1.62%        17.54%         18.69%        13.51%
   Return on average total equity                      16.14%       1.82%        17.36%         18.54%        13.46%

   Risk-based capital
       Tier 1 capital - $                            9,725.3     9,153.6       9,212.0        9,523.2
       Total capital - $                            13,738.2    14,036.3      14,020.2       14,413.0
       Total risk adjusted assets - $              102,363.7   109,334.0     107,101.8      111,124.5
       Tier 1 capital - %                              9.50%       8.37%         8.60%          8.57%
       Total capital - %                              13.42%      12.84%        13.09%         12.97%

       Goodwill - $                                    514.9       776.4         765.3          755.2
       Other intangibles - $                           245.7       302.2         344.2          514.4
   -------------------------                           -----       -----         -----          -----
       Total intangibles - $                           760.6     1,078.6       1,109.5        1,269.6

   EOP-Tier 1 Leverage ratio                           8.20%       7.66%         7.66%          7.93%
   EOP-Tangible equity to tangible assets              7.98%       7.71%         8.06%          8.00%
   EOP-Tangible common equity to tangible assets       7.82%       7.56%         7.91%          7.89%
   EOP-Total equity to assets                          8.56%       8.51%         8.89%          8.93%
   AVG-Common equity to assets                         8.45%       8.69%         8.51%          8.79%
   AVG-Total  equity to assets                         8.62%       8.84%         8.66%          8.91%

   NET INTEREST MARGIN - MANAGED                       6.18%       6.11%         6.20%          6.17%         6.16%
   NET FUNDS FUNCTION (NIM-LLP) - MANAGED              4.29%       3.88%         4.36%          4.32%         4.22%
   Net interest margin - Reported                      5.48%       5.38%         5.31%          5.27%         5.36%
   Net funds function (NIM-LLP) - Reported             4.42%       3.88%         4.27%          4.23%         4.20%
   Efficiency ratio (xcld net sec. gain (loss)        60.37%      77.63%        61.87%         61.27%        65.10%
   Full- time equiv. staff (avg)                      58,518      59,002        60,363         59,629


                                                1998           1998
                                             --------------------------
                                                 1Q             2Q
                                             --------------------------
                   UNAUDITED
     (millions, except per share & staff)        AMT            AMT
                                             --------------------------
PERFORMANCE HIGHLIGHTS
   Total assets - end of period               125,806.7     124,018.9
   Total assets - average                     123,759.3     124,090.8
   Earning assets - end of period -gross      111,373.8     108,489.4
   Earning assets - average - gross           109,579.0     110,362.0

   Net income                                     548.4         487.3
   Per common share - BASIC                        0.78          0.69
   PER COMMON SHARE - DILUTED                      0.77          0.68
-----------------------------------------------------------------------

   Cash dividends per common share                 0.38          0.38
   Book value per common share (orig. reporte     16.05         16.43

KEY RATIOS & STATISTICAL DATA
   Return on average assets                       1.80%         1.58%
   Return on average common equity               20.29%        17.29%
   Return on average total equity                20.13%        17.28%

   Risk-based capital
       Tier 1 capital - $                      10,181.1      10,508.1
       Total capital - $                       15,480.7      15,681.9
       Total risk adjusted assets - $         113,851.0     116,379.9
       Tier 1 capital - %                         8.94%         9.03%
       Total capital - %                         13.60%        13.47%

       Goodwill - $                               737.5         716.2
       Other intangibles - $                      631.4         556.5
   -------------------------                     ------         -----
       Total intangibles - $                    1,368.9       1,272.7

   EOP-Tier 1 Leverage ratio                      8.18%         8.54%
   EOP-Tangible equity to tangible assets         8.01%         8.39%
   EOP-Tangible common equity to tangible ass     7.93%         8.39%
   EOP-Total equity to assets                     9.01%         9.33%
   AVG-Common equity to assets                    8.82%         9.11%
   AVG-Total  equity to assets                    8.93%         9.12%

   NET INTEREST MARGIN - MANAGED                  6.43%         6.33%
   NET FUNDS FUNCTION (NIM-LLP) - MANAGED         4.50%         4.43%
   Net interest margin - Reported                 5.30%         5.25%
   Net funds function (NIM-LLP) - Reported        4.52%         4.55%
   Efficiency ratio (xcld net sec. gain (loss)   60.98%        67.39%
   Full- time equiv. staff (avg)                 60,000        59,986

                BANC ONE CORPORATION-QUARTERLY and 12 MONTH DATA

                                              1997          1997          1997                 1997               1998        1998
                                             --------------------------------------------------------------------------------------
                                               1Q            2Q            3Q            4Q          12 MONTHS      1Q          2Q
                                             --------------------------------------------------------------------------------------
                   UNAUDITED
     (millions, except per share & staff)     AMT           AMT            AMT           AMT           AMT        AMT         AMT
                                             --------------------------------------------------------------------------------------
ASSET QUALITY DATA
CHARGE-OFFS:
   Commercial                                11.6            9.2          10.7           44.5          76.0         7.2     25.3
   R.E.-construction                          0.1            0.3           0.8            0.9           2.1         0.1      0.1
   R.E.-commercial                            1.0            1.2           4.9            3.5          10.6         0.1      2.6
   Leases, net                                1.6            1.2           1.9            2.3           7.0         1.1      9.0
----------------------------------------------------------------------------------------------------------    -------------------
        Total Commercial                     14.3           11.9          18.3           51.2          95.7         8.5     37.0
----------------------------------------------------------------------------------------------------------    -------------------
   Real estate - residential                  2.2            3.6           4.6            5.9          16.3         5.8      6.3
   Home equity                                6.1            8.0           7.7           10.5          32.3        11.8     11.1
   Indirect                                  68.5           64.0          55.6           50.5         238.6        57.6     50.3
   Auto lease                                 8.8           11.1           9.5           12.6          42.0        15.3     16.9
   Student                                    0.1            0.1           0.1            0.3           0.6         0.2      0.3
   Direct                                    42.7           40.1          44.1           43.0         169.9        46.2     37.5
----------------------------------------------------------------------------------------------------------    -------------------
        Total Consumer                      128.4          126.9         121.6          122.8         499.7       136.9    122.4
----------------------------------------------------------------------------------------------------------    -------------------
----------------------------------------------------------------------------------------------------------    -------------------
        Total Credit Card                   206.7          241.6         237.0          200.1         885.4       187.1    147.9
----------------------------------------------------------------------------------------------------------    -------------------
==========================================================================================================    ===================
             TOTAL CHARGE-OFFS              349.4          380.4         376.9          374.1       1,480.8       332.5    307.3
==========================================================================================================    ===================
RECOVERIES:
   Commercial                                 7.3            8.2           8.3           10.0          33.8        11.2      1.8
   R.E.-construction                          0.2            1.3           0.1            0.1           1.7         0.1      0.4
   R.E.-commercial                            1.1            3.5           2.9            4.7          12.2         1.0      8.3
   Leases, net                                0.6            0.3           1.0            0.6           2.5         1.1      0.5
----------------------------------------------------------------------------------------------------------    -------------------
----------------------------------------------------------------------------------------------------------    -------------------
        Total Commercial                      9.2           13.3          12.3           15.4          50.2        13.4     11.0
----------------------------------------------------------------------------------------------------------    -------------------
   Real estate - residential                  0.8            4.0           0.9            0.5           6.2         0.4      0.9
   Home equity                                1.3            1.2           1.2            1.4           5.1         1.3      1.6
   Indirect                                  20.3           26.0          26.9           26.1          99.3        19.6     22.7
   Auto lease                                 3.0            4.3           3.5            3.8          14.6         4.1      7.9
   Student                                    0.0            0.0           0.0            0.1           0.1         0.0      0.0
   Direct                                    13.5            7.0           7.1            6.2          33.8        14.4      7.9
----------------------------------------------------------------------------------------------------------    -------------------
        Total Consumer                       38.9           42.5          39.6           38.1         159.1        39.8     41.0
----------------------------------------------------------------------------------------------------------    -------------------
----------------------------------------------------------------------------------------------------------    -------------------
        Total Credit Card                    40.9           22.1          25.2           20.5         108.7        43.2     19.5
----------------------------------------------------------------------------------------------------------    -------------------
==========================================================================================================    ===================
             TOTAL RECOVERIES                89.0           77.9          77.1           74.0         318.0        96.4     71.5
==========================================================================================================    ===================
NET CHARGE-OFFS:
   Commercial                                 4.3            1.0           2.4           34.5          42.2        (4.0)    23.5
   R.E.-construction                         (0.1)          (1.0)          0.7            0.8           0.4         0.0     (0.3)
   R.E.-commercial                           (0.1)          (2.3)          2.0           (1.2)         (1.6)       (0.9)    (5.7)
   Leases, net                                1.0            0.9           0.9            1.7           4.5         0.0      8.5
----------------------------------------------------------------------------------------------------------    -------------------
        Total Commercial                      5.1           (1.4)          6.0           35.8          45.5        (4.9)    26.0
----------------------------------------------------------------------------------------------------------    -------------------
   Real estate - residential                  1.4           (0.4)          3.7            5.4          10.1         5.4      5.4
   Home equity                                4.8            6.8           6.5            9.1          27.2        10.5      9.5
   Indirect                                  48.2           38.0          28.7           24.4         139.3        38.0     27.6
   Auto lease                                 5.8            6.8           6.0            8.8          27.4        11.2      9.0
   Student                                    0.1            0.1           0.1            0.2           0.5         0.2      0.3
   Direct                                    29.2           33.1          37.0           36.8         136.1        31.8     29.6
----------------------------------------------------------------------------------------------------------    -------------------
        Total Consumer                       89.5           84.4          82.0           84.7         340.6        97.1     81.4
----------------------------------------------------------------------------------------------------------    -------------------
----------------------------------------------------------------------------------------------------------    -------------------
        Total Credit Card                   165.8          219.5         211.8          179.6         776.7       143.9    128.4
----------------------------------------------------------------------------------------------------------    -------------------
==========================================================================================================    ===================
             TOTAL NET CHARGE-OFFS          260.4          302.5         299.8          300.1       1,162.8       236.1    235.8
==========================================================================================================    ===================

                BANC ONE CORPORATION-QUARTERLY AND 12 MONTH DATA

                                                     1997          1997          1997                  1997
                                             ------------------------------------------------------------------------
                                                      1Q            2Q            3Q            4Q        12 MONTHS
                                             ------------------------------------------------------------------------
                   UNAUDITED
     (millions, except per share & staff)            AMT           AMT            AMT           AMT         AMT
                                             ------------------------------------------------------------------------
NET CHARGE-OFFS - %:
   Commercial                                         0.08%          0.02%         0.04%          0.58%         0.19%
   R.E.-construction                                 -0.01%         -0.10%         0.07%          0.08%         0.01%
   R.E.-commercial                                   -0.01%         -0.13%         0.11%         -0.07%        -0.02%
   Leases, net                                        0.18%          0.15%         0.14%          0.26%         0.18%
--------------------------------------------------------------------------------------------------------------------
        Total Commercial                              0.06%         -0.02%         0.06%          0.38%         0.13%
--------------------------------------------------------------------------------------------------------------------
   Real estate - residential                          0.07%         -0.02%         0.17%          0.24%         0.12%
   Home equity                                        0.26%          0.35%         0.29%          0.39%         0.32%
   Indirect                                           1.95%          1.54%         1.24%          1.06%         1.46%
   Auto lease                                         0.49%          0.48%         0.38%          0.53%         0.47%
   Student                                            0.02%          0.02%         0.02%          0.04%         0.02%
   Direct                                             2.55%          2.83%         3.15%          3.19%         2.93%
--------------------------------------------------------------------------------------------------------------------
        Total Consumer                                0.97%          0.87%         0.81%          0.83%         0.87%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
        Total Credit Card                             4.57%          6.26%         5.61%          5.73%         5.53%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   TOTAL NET CHARGE-OFFS/AVG LOANS (INCLD LN HFS)     1.21%          1.36%         1.29%          1.32%         1.30%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
   MANAGED TOTAL NET C/O/AVG LOANS (INCLD LN HFS)     2.18%          2.27%         2.18%          2.21%         2.21%
--------------------------------------------------------------------------------------------------------------------

NONPERFORMING ASSETS:
   Nonaccrual loans                                  403.9          429.3         464.2          444.8
   Renegotiated loans                                  2.3            1.0           0.9            0.8
------------------------------------------------------------------------------------------------------
       Total nonperforming loans                     406.2          430.3         465.1          445.6
   Other real estate owned                            64.0           56.6          60.2           70.1
------------------------------------------------------------------------------------------------------
       Total nonperforming assets                    470.2          486.9         525.3          515.7
------------------------------------------------------------------------------------------------------

LOANS DELINQUENT 90+ DAYS
   Total - $                                         546.8          522.2         666.4          582.0
   Total - % (Incld Ln HFS)                           0.62%          0.57%         0.74%          0.64%
------------------------------------------------------------------------------------------------------
   % - Wholesale                                      0.19%          0.27%         0.50%          0.23%
   % - Real estate (include home equity)              0.27%          0.18%         0.45%          0.49%
   % - Consumer, net                                  0.48%          0.44%         0.57%          0.58%
   % - Credit card - reported                         2.31%          2.03%         2.24%          2.16%


   Allowance to ending loans                          1.53%          1.60%         1.60%          1.59%
   Allowance to NPLs                                 321.1%         337.0%        307.0%         316.2%
   Allowance to NPAs                                 277.4%         297.8%        271.8%         273.2%
   NPLs to total loans + loans HFS                    0.46%          0.47%         0.52%          0.49%
   NPAs to total loans  + loans HFS                   0.54%          0.53%         0.59%          0.57%
   NPAs to total loans + loans HFS + OREO             0.53%          0.53%         0.58%          0.56%

                                                   1998          1998
                                              ---------------------------
                                                    1Q            1Q
                                              ---------------------------
                   UNAUDITED
     (millions, except per share & staff)           AMT           AMT
                                              ---------------------------
NET CHARGE-OFFS - %:
   Commercial                                     -0.07%         0.38%
   R.E.-construction                               0.00%        -0.03%
   R.E.-commercial                                -0.05%        -0.34%
   Leases, net                                     0.00%         1.21%
-----------------------------------------------------------------------
        Total Commercial                          -0.05%         0.27%
-----------------------------------------------------------------------
   Real estate - residential                       0.25%         0.30%
   Home equity                                     0.44%         0.38%
   Indirect                                        1.80%         1.26%
   Auto lease                                      0.64%         0.47%
   Student                                         0.03%         0.05%
   Direct                                          2.81%         2.72%
-----------------------------------------------------------------------
        Total Consumer                             0.96%         0.81%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
        Total Credit Card                          5.05%         5.38%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   TOTAL NET CHARGE-OFFS/AVG LOANS (INCLD LN HFS)  1.06%         1.07%
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   MANAGED TOTAL NET C/O/AVG LOANS (INCLD LN HFS)  2.32%         2.34%
-----------------------------------------------------------------------

NONPERFORMING ASSETS:
   Nonaccrual loans                               551.3         528.2
   Renegotiated loans                               0.7           0.3
-----------------------------------------------------------------------
       Total nonperforming loans                  552.0         528.5
   Other real estate owned                         76.5          86.7
-----------------------------------------------------------------------
       Total nonperforming assets                 628.5         615.2
-----------------------------------------------------------------------

LOANS DELINQUENT 90+ DAYS
   Total - $                                      546.3         521.2
   Total - % (Incld Ln HFS)                        0.62%         0.60%
-----------------------------------------------------------------------
   % - Wholesale                                   0.27%         0.28%
   % - Real estate (includes home equity)          0.54%         0.60%
   % - Consumer, net                               0.44%         0.49%
   % - Credit card - reported                      2.43%         2.31%


   Allowance to ending loans                       1.60%         1.60%
   Allowance to NPLs                              251.0%        254.2%
   Allowance to NPAs                              220.4%        218.4%
   NPLs to total loans + loans HFS                 0.62%         0.60%
   NPAs to total loans  + loans HFS                0.71%         0.70%
   NPAs to total loans + loans HFS + OREO          0.71%         0.70%

                BANC ONE CORPORATION-QUARTERLY AND 12 MONTH DATA

                                                     1997          1997          1997                  1997
                                             --------------------------------------------------------------------------
                                                      1Q            2Q            3Q            4Q        12 MONTHS
                                             --------------------------------------------------------------------------
                   UNAUDITED
     (millions, except per share & staff)            AMT           AMT            AMT           AMT         AMT
                                             --------------------------------------------------------------------------
INCOME STATEMENT
   Total interest income                             2,499.6        2,540.4       2,567.0        2,490.4      10,097.4
   Total interest expense                            1,041.6        1,086.1       1,105.5        1,074.8       4,308.0
----------------------------------------------------------------------------------------------------------------------
           Net interest income                       1,458.0        1,454.3       1,461.5        1,415.6       5,789.4
----------------------------------------------------------------------------------------------------------------------
   Provision for credit losses                         285.2          410.5         286.6          281.1       1,263.4
----------------------------------------------------------------------------------------------------------------------
   Investment management & advisory activities          79.7           82.0          88.6           88.7         339.0
   Service charges on deposit accounts                 180.0          189.1         191.6          198.5         759.2
       Credit card                                     295.6          359.1         525.3          573.0       1,753.0
       Other loan servicing income                      28.0           26.7          29.2           13.8          97.7
   -------------------------------                     -----          -----         -----          -----         -----
   Loan processing & servicing income                  323.6          385.8         554.5          586.8       1,850.7
   Securities gains                                     15.2           17.9          11.0           13.9          58.0
       Insurance                                        42.5           44.2          39.5           36.7         162.9
       Securities brokerage                             21.5           26.4          30.2           27.5         105.6
       Investment banking                                9.4           13.1          11.8           14.4          48.7
       Venture capital                                  47.2           17.3          90.0           (2.5)        152.0
       Other                                           126.6           99.0         134.0          178.7         538.3
   ---------                                           -----          -----         -----          -----         -----
   Other income                                        247.2          200.0         305.5          254.8       1,007.5
----------------------------------------------------------------------------------------------------------------------
           Total non-interest income                   845.7          874.8       1,151.2        1,142.7       4,014.4
----------------------------------------------------------------------------------------------------------------------
   Salaries and related costs                          612.0          607.2         662.7          661.0       2,542.9
   Net occupancy  & equipment                           86.4           83.0          95.0          100.3         364.7
   Depreciation                                         85.2           86.2          89.5          105.5         366.4
   Amortization of intangibles                          30.4           32.1          32.5           26.9         121.9
   Outside services and processing                     199.1          201.6         233.7          260.5         894.9
   Marketing & development                             133.8          204.1         250.1          139.0         727.0
   Communication and transportation                    100.0          110.3         115.1          124.4         449.8
   Restructuring charges                                 0.0          337.3           0.0            0.0         337.3
   Other expense                                       144.2          144.7         140.5          150.8         580.2
----------------------------------------------------------------------------------------------------------------------
           Total non-interest expense                1,391.1        1,806.5       1,619.1        1,568.4       6,385.1
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
   Income before income taxes                          627.4          112.1         707.0          708.8       2,155.3
   Provision for income taxes                          216.5           63.4         242.2          201.9         724.0
----------------------------------------------------------------------------------------------------------------------
   Net income                                          410.9           48.7         464.8          506.9       1,431.3
   Preferred dividends                                   6.3            6.1           3.0            2.4          17.8
----------------------------------------------------------------------------------------------------------------------
   Net income appl. to common                          404.6           42.6         461.8          504.5       1,413.5
   Per common share - BASIC                             0.60           0.06          0.67           0.73          2.06
   PER COMMON SHARE - DILUTED                           0.59           0.06          0.65           0.71          2.01
----------------------------------------------------------------------------------------------------------------------
   Wtd avg. com shares - BASIC                         677.2          675.2         695.9          699.3         687.0
   WTD AVG. COM SHARES - DILUTED                       715.1          692.6         719.4          719.3         715.8
----------------------------------------------------------------------------------------------------------------------
   EOP outstanding com. Shares (orig. reported)        618.6          636.4         639.7          699.8
----------------------------------------------------------------------------------------------------------------------


   Memo: Taxable equivalent adjustment                  16.0           15.9          15.0           15.3          62.2
   -----------------------------------                  -----          -----         -----          -----         -----
               Net interest income - TE              1,474.0        1,470.2       1,476.5        1,430.9       5,851.6

                                                      1998          1998
                                                 ---------------------------
                                                       1Q            1Q
                                                 ---------------------------
                   UNAUDITED
     (millions, except per share & staff)              AMT           AMT
                                                 ---------------------------
INCOME STATEMENT
   Total interest income                              2,479.5       2,486.2
   Total interest expense                             1,061.2       1,057.3
--------------------------------------------------------------------------
           Net interest income                        1,418.3       1,428.9
--------------------------------------------------------------------------
   Provision for credit losses                          212.3         193.8
--------------------------------------------------------------------------
   Investment management & advisory activities           91.9          95.1
   Service charges on deposit accounts                  196.9         197.4
       Credit card                                      505.9         442.4
       Other loan servicing income                       34.6          35.2
   -------------------------------                       -----         ----
   Loan processing & servicing income                   540.5         477.6
   Securities gains                                      23.0          42.4
       Insurance                                         43.0          34.6
       Securities brokerage                              30.2          33.4
       Investment banking                                10.4          17.1
       Venture capital                                   14.0          34.2
       Other                                            232.3         349.0
   ---------                                            ------        -----
   Other income                                         329.9         468.3
---------------------------------------------------------------------------
           Total non-interest income                  1,182.2       1,280.8
---------------------------------------------------------------------------
   Salaries and related costs                           681.6         663.9
   Net occupancy  & equipment                           104.7         111.3
   Depreciation                                          92.4          91.3
   Amortization of intangibles                           25.2          24.8
   Outside services and processing                      221.6         270.0
   Marketing & development                              182.6         192.0
   Communication and transportation                     118.1         124.5
   Restructuring charges                                  0.0         126.9
   Other expense                                        154.2         203.7
---------------------------------------------------------------------------
           Total non-interest expense                 1,580.4       1,808.4
---------------------------------------------------------------------------
---------------------------------------------------------------------------
   Income before income taxes                           807.8         707.5
   Provision for income taxes                           259.4         220.2
---------------------------------------------------------------------------
   Net income                                           548.4         487.3
   Preferred dividends                                    2.1           0.0
---------------------------------------------------------------------------
   Net income appl. to common                           546.3         487.3
   Per common share - BASIC                              0.78          0.69
   PER COMMON SHARE - DILUTED                            0.77          0.68
---------------------------------------------------------------------------
   Wtd avg. com shares - BASIC                          698.4         703.5
   WTD AVG. COM SHARES - DILUTED                        716.6         715.3
---------------------------------------------------------------------------
   EOP outstanding com. Shares (orig. reported)         699.9         704.3
---------------------------------------------------------------------------


   Memo: Taxable equivalent adjustment                   14.3          16.1
   -----------------------------------                   ----          ----
               Net interest income - TE               1,432.6       1,445.0

                BANC ONE CORPORATION-QUARTERLY AND 12 MONTH DATA


                                                       1997          1997          1997                 1997
                                                      --------------------------------------------------------------------------
                                                        1Q            2Q            3Q            4Q                 12 MONTHS
                                                      --------------------------------------------------------------------------
                   UNAUDITED
     (millions, except per share & staff)              AMT           AMT            AMT           AMT                   AMT
                                                      --------------------------------------------------------------------------
BALANCE SHEET (EOP)
   Cash and due from banks                           5,840.0        6,799.9       6,827.6        8,162.3
   Short-term investments                              684.9        1,035.1         728.2          938.6
   Loans held for sale                               2,369.0          392.9         466.0        2,362.0
       Securities held to maturity                   4,407.7          760.2         723.1          785.3
       Securities available for sale                16,360.5       16,456.3      16,991.8       16,711.3
   ---------------------------------                ---------      ---------     ---------      ---------
   Total securities                                 20,768.2       17,216.5      17,714.9       17,496.6
---------------------------------------------------------------------------------------------------------

   Managed (X HFS)                                 108,732.6      115,896.4     119,146.8      119,934.6
   Securitized                                     (23,465.6)     (25,173.6)    (30,083.0)     (31,441.7)
---------------------------------------------------------------------------------------------------------
           Total loans & leases reported            85,267.0       90,722.8      89,063.8       88,492.9
   Allowance for loan losses                        (1,304.1)      (1,449.9)     (1,428.0)      (1,409.1)
---------------------------------------------------------------------------------------------------------
           Net loans and leases                     83,962.9       89,272.9      87,635.8       87,083.8
---------------------------------------------------------------------------------------------------------
           Memo: Earning Assets Reported - gross   109,089.1      109,367.3     107,972.9      109,290.1
---------------------------------------------------------------------------------------------------------
   Premises and equipment, net                       1,984.5        2,006.2       2,001.2        2,045.3
   Interest earned,not collected                       859.8          945.4       1,001.3          925.8
   Other real estate owned                              64.0           56.6          60.2           70.1
   Excess of cost over net assets of affiliates
       purchased                                       514.9          776.4         765.3          755.2
   Other assets                                      4,019.0        6,308.1       5,221.5        5,557.7
---------------------------------------------------------------------------------------------------------
           Total assets                            121,067.2      124,810.0     122,422.0      125,397.4
---------------------------------------------------------------------------------------------------------

   Non-interest bearing                             17,178.3       19,546.1      18,619.3       19,862.3
   Int. bearing                                     64,279.0       65,094.8      64,608.1       65,357.6
---------------------------------------------------------------------------------------------------------
           Total deposits                           81,457.3       84,640.9      83,227.4       85,219.9
---------------------------------------------------------------------------------------------------------
   Fed fnds purchased & repurchase agreements       12,768.0        9,520.8       8,759.1       11,075.0
   Other short-term borrowings                       5,619.0        6,820.4       4,441.1        3,095.8
   Long-term borrowings                              7,911.1       10,312.4      11,761.7       11,457.2
   Accrued interest payable                            493.0          573.9         556.3          544.7
   Other liabilities                                 2,457.9        2,323.0       2,793.7        2,801.5
---------------------------------------------------------------------------------------------------------
           Total liabilities                       110,706.3      114,191.4     111,539.3      114,194.1
---------------------------------------------------------------------------------------------------------
   Preferred stock                                     195.6          184.2         173.5          135.4
   Common stock                                      3,162.6        3,182.1       3,202.1        3,506.0
   Capital / excess of aggregate stated value common 4,425.5        4,125.8       4,126.5        6,803.9
   Retained earnings                                 3,220.2        3,075.4       3,297.6          672.0
   Change related to nonowned transactions             (71.0)          52.1         122.2          154.7
   Treasury stock                                     (572.0)          (1.0)        (39.2)         (68.7)
---------------------------------------------------------------------------------------------------------
           Total shareholders' equity               10,360.9       10,618.6      10,882.7       11,203.3
---------------------------------------------------------------------------------------------------------
           Total liabilities and shareholders'
             equity                                 21,067.2      124,810.0     122,422.0      125,397.4
---------------------------------------------------------------------------------------------------------



                                                        1998          1998
                                                   -------------------------
                                                         1Q           2Q
                                                   -------------------------
                   UNAUDITED
     (millions, except per share & staff)                AMT          AMT
                                                   -------------------------
BALANCE SHEET (EOP)
   Cash and due from banks                             7,240.5       8,174.3
   Short-term investments                              1,609.4         765.4
   Loans held for sale                                 2,064.9       3,436.2
       Securities held to maturity                       711.3         691.0
       Securities available for sale                  20,278.3      19,570.8
   ---------------------------------                  ---------     --------
   Total securities                                   20,989.6      20,261.8
------------------------------------------------------------------------------

   Managed (X HFS)                                   119,526.4     118,957.9
   Securitized                                       (32,816.5)    (34,931.9)
------------------------------------------------------------------------------
           Total loans & leases reported              86,709.9      84,026.0
   Allowance for loan losses                          (1,385.3)     (1,343.3)
------------------------------------------------------------------------------
           Net loans and leases                       85,324.6      82,682.7
------------------------------------------------------------------------------
           Memo: Earning Assets Reported - gross     111,373.8     108,489.4
==============================================================================
   Premises and equipment, net                         2,049.2       2,055.5
   Interest earned,not collected                         961.7         923.6
   Other real estate owned                                76.5          86.7
   Excess of cost over net assets of affiliates
       purchased                                         737.5         716.2
   Other assets                                        4,752.8       4,916.5
------------------------------------------------------------------------------
           Total assets                              125,806.7     124,018.9
==============================================================================

   Non-interest bearing                               20,266.4      21,481.9
   Int. bearing                                       65,386.2      63,472.0
------------------------------------------------------------------------------
           Total deposits                             85,652.6      84,953.9
------------------------------------------------------------------------------
   Fed fnds purchased & repurchase agreements          9,642.7       8,707.4
   Other short-term borrowings                         3,620.7       3,099.5
   Long-term borrowings                               11,972.9      11,656.0
   Accrued interest payable                              519.9         516.9
   Other liabilities                                   3,061.5       3,510.9
------------------------------------------------------------------------------
           Total liabilities                         114,470.3     112,444.6
------------------------------------------------------------------------------
   Preferred stock                                        99.6           0.0
   Common stock                                        3,518.2       3,521.6
   Capital / excess of aggregate stated value
       common                                          6,797.2       6,771.6
   Retained earnings                                     956.6       1,170.3
   Change related to nonowned transactions               159.9         110.8
   Treasury stock                                       (195.1)          0.0
------------------------------------------------------------------------------
           Total shareholders' equity                 11,336.4      11,574.3
------------------------------------------------------------------------------
           Total liabilities and shareholders'
             equity                                  125,806.7     124,018.9
------------------------------------------------------------------------------

                BANC ONE CORPORATION-QUARTERLY AND 12 MONTH DATA

                                                     1997          1997          1997                 1997
                                             ----------------------------------------------------------------------------
                                                      1Q            2Q            3Q            4Q           12 MONTHS
                                             ----------------------------------------------------------------------------
                   UNAUDITED
     (millions, except per share & staff)             AMT           AMT            AMT           AMT            AMT
                                             ----------------------------------------------------------------------------

BALANCE SHEET - ASSETS (AVG)
   Short-term investments                              900.7          848.7         824.5        1,200.5         944.1
   Loans held for sale                               1,420.6        2,317.7         419.8          460.1       1,149.9

       Securities - taxable                         19,307.8       18,124.0      15,878.6       15,103.1      17,088.5
       Securities - tax-exempt                       1,659.0        1,548.1       1,517.9        1,420.9       1,535.8
   ---------------------------                       --------       --------      --------       --------      --------
   Total securities                                 20,966.8       19,672.1      17,396.5       16,524.0      18,624.3

   Commercial                                       34,984.4       36,164.3      36,982.4       36,968.5      36,282.3
   Consumer, net                                    37,013.8       38,552.9      39,624.5       40,137.9      38,842.9
   Credit card                                      13,728.8       12,139.9      14,970.8       12,429.8      13,318.3
----------------------------------------------------------------------------------------------------------------------
           Total loans & leases                     85,727.0       86,857.1      91,577.7       89,536.2      88,443.5
----------------------------------------------------------------------------------------------------------------------
           Total earning assets  reported - gross  109,015.1      109,695.6     110,218.5      107,720.8     109,161.8
----------------------------------------------------------------------------------------------------------------------
   Allowance for credit losses                      (1,281.9)      (1,302.5)     (1,445.9)      (1,393.8)     (1,356.6)
   Other assets                                     12,075.7       13,197.3      13,942.7       15,454.7      13,677.7
----------------------------------------------------------------------------------------------------------------------
           Total assets                            119,808.9      121,590.4     122,715.3      121,781.7     121,482.9
----------------------------------------------------------------------------------------------------------------------

BALANCE SHEET - LIABILITIES & EQUITY (AVG)
   Non-interest bearing demand                      15,890.6       16,628.2      17,227.6       17,915.0      16,921.7

   Interest bearing demand                           3,191.3        2,868.6       2,653.9        2,653.2       2,839.8
   Savings & money market                           31,498.8       32,263.9      33,261.0       33,987.3      32,761.0
   CD's  100K                                       20,296.4       20,309.7      20,204.3       19,685.2      20,122.4
   CD's  100K - domestic                             7,201.9        7,170.0       7,066.8        6,287.5       6,929.4
   CD's  100K - foreign                              2,630.9        2,159.4       2,485.9        2,367.7       2,410.5
----------------------------------------------------------------------------------------------------------------------
           Total interest-bearing deposits          64,819.3       64,771.6      65,671.9       64,980.9      65,063.1
----------------------------------------------------------------------------------------------------------------------
           Total deposits                           80,709.9       81,399.8      82,899.5       82,895.9      81,984.8
----------------------------------------------------------------------------------------------------------------------

   Short-term borrowed funds                        18,609.1       17,485.4      15,591.7       12,869.4      16,121.7
   Long-term borrowed funds                          7,251.4        9,116.6      10,530.5       11,725.7       9,670.7
----------------------------------------------------------------------------------------------------------------------
           Total borrowed funds                     25,860.5       26,602.0      26,122.2       24,595.1      25,792.4
----------------------------------------------------------------------------------------------------------------------

   Other liabilities                                 2,913.3        2,839.4       3,072.5        3,441.5       3,068.1
----------------------------------------------------------------------------------------------------------------------
           Total liabilities                       109,483.7      110,841.2     112,094.2      110,932.5     110,845.3
----------------------------------------------------------------------------------------------------------------------

   Preferred stock                                     201.0          188.9         176.2          142.7         177.0
   Common stockholders' equity                      10,124.2       10,560.3      10,444.9       10,706.5      10,460.6
----------------------------------------------------------------------------------------------------------------------
           Total shareholders' equity               10,325.2       10,749.2      10,621.1       10,849.2      10,637.6
----------------------------------------------------------------------------------------------------------------------

           Total liabilities and shareholders'
              equity                               119,808.9      121,590.4     122,715.3      121,781.7     121,482.9
----------------------------------------------------------------------------------------------------------------------



                                                            1998            1998
                                                          ------------------------
                                                             1Q              2Q
                                                          ------------------------
                   UNAUDITED
     (millions, except per share & staff)                    AMT            AMT
                                                          ------------------------
BALANCE SHEET - ASSETS (AVG)
   Short-term investments                                     965.9       1,225.4
   Loans held for sale                                      2,471.5       1,963.9

       Securities - taxable                                17,000.2      19,435.1
       Securities - tax-exempt                              1,348.5       1,260.4
   ---------------------------                              --------      -------
   Total securities                                        18,348.7      20,695.5

   Commercial                                              37,530.4      38,364.3
   Consumer, net                                           40,583.2      39,898.0
   Credit card                                              9,679.3       8,214.9
---------------------------------------------------------------------------------
           Total loans & leases                            87,792.9      86,477.2
---------------------------------------------------------------------------------
           Total earning assets  reported - gross         109,579.0     110,362.0
---------------------------------------------------------------------------------
   Allowance for credit losses                             (1,361.3)     (1,350.9)
   Other assets                                            15,541.6      15,079.7
---------------------------------------------------------------------------------
           Total assets                                   123,759.3     124,090.8
---------------------------------------------------------------------------------

BALANCE SHEET - LIABILITIES & EQUITY (AVG)
   Non-interest bearing demand                             18,702.6      18,824.6

   Interest bearing demand                                  2,786.1       2,662.6
   Savings & money market                                  34,945.7      35,974.3
   CD's  100K                                              19,041.8      18,325.0
   CD's  100K - domestic                                    5,881.3       5,465.6
   CD's  100K - foreign                                     2,684.8       2,603.9
---------------------------------------------------------------------------------
           Total interest-bearing deposits                 65,339.7      65,031.4
---------------------------------------------------------------------------------
           Total deposits                                  84,042.3      83,856.0
---------------------------------------------------------------------------------

   Short-term borrowed funds                               13,504.9      13,152.8
   Long-term borrowed funds                                11,558.9      11,970.5
---------------------------------------------------------------------------------
           Total borrowed funds                            25,063.8      25,123.3
---------------------------------------------------------------------------------

   Other liabilities                                        3,605.8       3,799.7
---------------------------------------------------------------------------------
           Total liabilities                              112,711.9     112,779.0
---------------------------------------------------------------------------------

   Preferred stock                                            126.7           4.1
   Common stockholders' equity                             10,920.7      11,307.7
---------------------------------------------------------------------------------
           Total shareholders' equity                      11,047.4      11,311.8
---------------------------------------------------------------------------------

           Total liabilities and shareholders'
              equity                                      123,759.3     124,090.8
---------------------------------------------------------------------------------

               BANC ONE CORPORATION - QUARTERLY AND 12 MONTH DATA





                                                              1997          1997           1997                  1997
                                                          ==========================================================================
                                                               1Q            2Q             3Q              4Q       12 MONTHS
                                                          --------------------------------------------------------------------------
                    UNAUDITED
       (millions, except per share & staff)                    AMT           AMT            AMT             AMT         AMT
                                                          --------------------------------------------------------------------------
LOAN AND LEASE ANALYSIS (EOP)
   Commercial                                                22,076.0      23,587.0       23,354.5       23,994.7
   R.E.- construction                                         4,105.5       4,172.0        4,305.5        3,995.5
   R.E.- commercial                                           7,001.6       7,123.6        6,929.1        6,747.8
   Leases, net                                                2,334.9       2,528.3        2,567.6        2,767.3
====================================================================================================================================
     Total commercial                                        35,518.0      37,410.9       37,156.7       37,505.3
====================================================================================================================================

   R.E.- residential    - managed (X HFS)                     7,757.4       8,395.8        8,442.6        8,330.1
                        - securitized                             0.0           0.0            0.0            0.0
------------------------------------------------------------------------------------------------------------------------------------
                        - reported (X HFS)                    7,757.4       8,395.8        8,442.6        8,330.1

   Home equity          - managed (X HFS)                     7,826.4       8,419.6        9,250.5        9,698.8
                        - securitized                          (199.4)       (188.1)        (178.5)        (168.4)
------------------------------------------------------------------------------------------------------------------------------------
                        - reported (X HFS)                    7,627.0       8,231.5        9,072.0        9,530.4

   Direct - managed (X HFS)                                   4,742.9       5,040.8        4,674.1        4,584.2
          - securitized                                        (273.7)       (245.3)        (121.9)        (106.4)
------------------------------------------------------------------------------------------------------------------------------------
          - reported (X HFS)                                  4,469.2       4,795.5        4,552.2        4,477.8

   Indirect - managed (X HFS)                                10,756.1      10,486.1       10,486.1       10,127.5
            - securitized                                      (794.1)     (1,348.7)      (1,226.4)      (1,646.4)
------------------------------------------------------------------------------------------------------------------------------------
            - reported (X HFS)                                9,962.0       9,137.4        9,259.7        8,481.1

   Auto lease                                                 5,222.5       6,022.8        6,397.2        6,748.6

   Student - managed (X HFS)                                  3,257.5       3,169.0        2,931.7        3,014.6
                  - securitized                                (842.8)       (810.6)        (779.3)        (745.5)
------------------------------------------------------------------------------------------------------------------------------------
                  - reported (X HFS)                          2,414.7       2,358.4        2,152.4        2,269.1

====================================================================================================================================
   Consumer, net     - managed (X HFS)                       39,562.8      41,534.1       42,182.2       42,503.8
                     - securitized                           (2,110.0)     (2,592.7)      (2,306.1)      (2,666.7)
------------------------------------------------------------------------------------------------------------------------------------
                     - reported (X HFS)                      37,452.8      38,941.4       39,876.1       39,837.1
====================================================================================================================================

====================================================================================================================================
   Credit card    - managed (X HFS)                          33,651.8      36,951.4       39,807.9       39,925.5
                        - securitized                       (21,355.6)    (22,580.9)     (27,776.9)     (28,775.0)
------------------------------------------------------------------------------------------------------------------------------------
                        - reported (X HFS)                   12,296.2      14,370.5       12,031.0       11,150.5
====================================================================================================================================



====================================================================================================================================
   Total loans & leases      - managed (x HFS)              108,732.6     115,896.4      119,146.8      119,934.6
                             - securitized                  (23,465.6)    (25,173.6)     (30,083.0)     (31,441.7)
------------------------------------------------------------------------------------------------------------------------------------
                             - reported (X HFS)              85,267.0      90,722.8       89,063.8       88,492.9
====================================================================================================================================




                                                              1998          1998
                                                          ==========================
                                                               1Q            2Q
                                                          --------------------------
                    UNAUDITED
       (millions, except per share & staff)                    AMT           AMT
                                                          --------------------------
LOAN AND LEASE ANALYSIS (EOP)
   Commercial                                                24,359.0      24,914.5
   R.E.- construction                                         4,130.9       4,191.4
   R.E.- commercial                                           6,838.9       6,512.9
   Leases, net                                                2,801.9       2,899.1
====================================================================================
     Total commercial                                        38,130.7      38,517.9
====================================================================================

   R.E.- residential    - managed (X HFS)                     7,012.2       5,962.0
                        - securitized                             0.0           0.0
------------------------------------------------------------------------------------
                        - reported (X HFS)                    7,012.2       5,962.0

   Home equity    - managed (X HFS)                           9,977.4      10,111.2
                  - securitized                                (158.8)       (145.0)
------------------------------------------------------------------------------------
                  - reported (X HFS)                          9,818.6       9,966.2

   Direct - managed (X HFS)                                   4,565.9       4,350.8
                  - securitized                                 (90.8)        (73.1)
------------------------------------------------------------------------------------
                  - reported (X HFS)                          4,475.1       4,277.7

   Indirect - managed (X HFS)                                10,100.2      10,318.0
                  - securitized                              (1,435.8)     (1,242.2)
------------------------------------------------------------------------------------
                  - reported (X HFS)                          8,664.4       9,075.8

   Auto lease                                                 7,276.2       8,096.6

   Student - managed (X HFS)                                  3,173.9       3,009.1
                  - securitized                                (715.5)       (683.2)
------------------------------------------------------------------------------------
                  - reported (X HFS)                          2,458.4       2,325.9

====================================================================================
   Consumer, net     - managed (X HFS)                       42,105.8      41,847.7
                     - securitized                           (2,400.9)     (2,143.5)
------------------------------------------------------------------------------------
                     - reported (X HFS)                      39,704.9      39,704.2
====================================================================================

====================================================================================
   Credit card    - managed (X HFS)                          39,289.9      38,592.3
                  - securitized                             (30,415.6)    (32,788.4)
------------------------------------------------------------------------------------
                  - reported (X HFS)                          8,874.3       5,803.9
====================================================================================



====================================================================================
   Total loans & leases      - managed (x HFS)              119,526.4     118,957.9
                             - securitized                  (32,816.5)    (34,931.9)
------------------------------------------------------------------------------------
                             - reported (X HFS)              86,709.9      84,026.0
====================================================================================

               BANC ONE CORPORATION - QUARTERLY AND 12 MONTH DATA





                                                              1997          1997           1997                  1997
                                                          ==========================================================================
                                                               1Q            2Q             3Q              4Q       12 MONTHS
                                                          --------------------------------------------------------------------------
                    UNAUDITED
       (millions, except per share & staff)                    AMT           AMT            AMT             AMT         AMT
                                                          --------------------------------------------------------------------------
LOAN AND LEASE ANALYSIS (AVG)
   Commercial                                               21,506.7        22,584.7      23,169.8        23,427.0    22,678.7
   R.E.- construction                                        3,960.4         4,085.1       4,235.4         4,129.4     4,103.4
   R.E.- commercial                                          7,204.7         7,072.6       7,036.5         6,829.6     7,034.8
   Leases, net                                               2,312.6         2,421.9       2,540.7         2,582.5     2,465.4
     TOTAL COMMERCIAL                                       34,984.4        36,164.3      36,982.4        36,968.5    36,282.3

   R.E.- residential                                         7,640.6         7,977.8       8,422.0         8,416.2     8,117.1
   Home equity                                               7,532.8         7,895.2       8,786.4         9,288.6     8,381.7
   Direct                                                    4,648.1         4,690.2       4,656.7         4,569.7     4,641.0
   Indirect                                                 10,024.9         9,923.1       9,149.4         9,124.2     9,551.8
   Auto lease                                                4,752.5         5,663.5       6,235.1         6,576.8     5,813.1
   Student                                                   2,414.9         2,403.1       2,374.9         2,162.4     2,338.2
   CONSUMER                                                 37,013.8        38,552.9      39,624.5        40,137.9    38,842.9

   CREDIT CARD                                              13,728.8        12,139.9      14,970.8        12,429.8    13,318.3

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL LOANS & LEASES                                     85,727.0        86,857.1      91,577.7        89,536.2    88,443.5



MANAGED CREDIT CARD DATA - (INCLD HFS)
   PERIOD END LOANS                         - MANAGED       35,651.8        36,951.4      39,807.9        41,747.5
                                            - securitized   21,355.6        22,580.9      27,776.9        28,775.0
                                            - reported      14,296.2        14,370.5      12,031.0        12,972.5
------------------------------------------------------------------------------------------------------------------------------------
   AVERAGE LOANS                            - MANAGED       35,705.0        35,956.5      38,478.8        40,093.1    37,572.9
                                            - securitized   20,976.2        21,882.5      23,508.0        27,663.3    23,525.8
                                            - reported      14,728.8        14,074.0      14,970.8        12,429.8    14,047.1
------------------------------------------------------------------------------------------------------------------------------------
   NET CHARGE OFFS - AMOUNT                 - MANAGED          494.1           553.8         557.5           540.9     2,146.3
                                            - securitized      328.3           334.3         345.7           361.3     1,369.6
                                            - reported         165.8           219.5         211.8           179.6       776.7
------------------------------------------------------------------------------------------------------------------------------------
   NET CHARGE OFFS - RATE                   - MANAGED           5.61%           6.18%         5.75%           5.35%       5.71%
                                            - securitized       6.35%           6.13%         5.83%           5.18%       5.82%
                                            - reported          4.57%           6.26%         5.61%           5.73%       5.53%
------------------------------------------------------------------------------------------------------------------------------------
   DELINQ. RATE 30+ DAYS                    - MANAGED           5.18%           4.77%         4.85%           5.15%
                                            - securitized       5.21%           4.84%         4.62%           5.23%
                                            - reported          5.14%           4.66%         5.38%           4.98%
------------------------------------------------------------------------------------------------------------------------------------
   DELINQ. RATE 90+ DAYS                    - MANAGED           2.36%           2.10%         2.02%           2.28%
                                            - securitized       2.39%           2.15%         1.92%           2.34%
                                            - reported          2.31%           2.03%         2.24%           2.16%
------------------------------------------------------------------------------------------------------------------------------------
   Credit card charge volume                - managed          9,723          10,535        12,121          13,269      45,648
   New accounts opened                                         1,281           2,257         2,338           2,447       8,323
   Credit cards issued                                        39,213          38,991        41,608          41,743
   Accounts on file                                           30,346          30,225        30,921          32,204
------------------------------------------------------------------------------------------------------------------------------------






                                                              1998          1998
                                                          ==========================
                                                               1Q            2Q
                                                          --------------------------
                    UNAUDITED
       (millions, except per share & staff)                    AMT           AMT
                                                          --------------------------
LOAN AND LEASE ANALYSIS (AVG)
   Commercial                                                23,962.9      24,665.0
   R.E.- construction                                         4,048.7       4,212.0
   R.E.- commercial                                           6,760.4       6,673.2
   Leases, net                                                2,758.4       2,814.1
     TOTAL COMMERCIAL                                        37,530.4      38,364.3

   R.E.- residential                                          8,299.2       6,651.3
   Home equity                                                9,668.8       9,969.2
   Direct                                                     4,593.0       4,365.1
   Indirect                                                   8,563.3       8,817.1
   Auto lease                                                 6,980.4       7,663.2
   Student                                                    2,478.5       2,432.1
   CONSUMER                                                  40,583.2      39,898.0

   CREDIT CARD                                                9,679.3       8,214.9

-------------------------------------------------------------------------------------
   TOTAL LOANS & LEASES                                      87,792.9      86,477.2



MANAGED CREDIT CARD DATA - (INCLD HFS)
   PERIOD END LOANS                         - MANAGED        40,525.8      41,550.3
                                            - securitized    30,415.6      32,788.4
                                            - reported       10,110.2       8,761.9
-------------------------------------------------------------------------------------
   AVERAGE LOANS                            - MANAGED        40,962.2      41,104.9
                                            - securitized    29,410.3      31,524.0
                                            - reported       11,551.9       9,580.9
-------------------------------------------------------------------------------------
   NET CHARGE OFFS - AMOUNT                 - MANAGED           601.5         598.1
                                            - securitized       457.6         469.7
                                            - reported          143.9         128.4
-------------------------------------------------------------------------------------
   NET CHARGE OFFS - RATE                   - MANAGED            5.96%         5.84%
                                            - securitized        6.31%         5.98%
                                            - reported           5.05%         5.38%
-------------------------------------------------------------------------------------
   DELINQ. RATE 30+ DAYS                    - MANAGED            5.12%         4.61%
                                            - securitized        5.09%         4.47%
                                            - reported           5.21%         5.11%
-------------------------------------------------------------------------------------
   DELINQ. RATE 90+ DAYS                    - MANAGED            2.38%         2.18%
                                            - securitized        2.36%         2.14%
                                            - reported           2.43%         2.31%
-------------------------------------------------------------------------------------
   Credit card charge volume                - managed          11,141        12,542
   New accounts opened                                          2,033         2,006
   Credit cards issued                                         41,315        42,989
   Accounts on file                                            32,342        33,648
-------------------------------------------------------------------------------------

                    BANC ONE CORPORATION-6 AND 9 MONTH DATA



                                                         1997                1997           1998
                                                       -----------------------------     ----------
                                                       6 MONTHS            9 MONTHS       6 MONTHS
                                                       -----------------------------     ----------
                    UNAUDITED
            (millions, except EPS & staff)                AMT                  AMT           AMT
                                                       -----------------------------     ----------
PERFORMANCE HIGHLIGHTS
   Total assets - average                               120,704.6          121,382.3      123,926.1
   Earning assets - average - gross                     109,357.3          109,647.6      109,972.8

   Net income                                               459.6              924.4        1,035.7
   Per common share - BASIC                                  0.66               1.33           1.47
   PER COMMON SHARE - DILUTED                                0.65               1.30           1.45
------------------------------------------------------------------------------------      ---------

   Cash dividends per common share                           0.69               1.04           0.76

KEY RATIOS & STATISTICAL DATA
   Return on average assets                                  0.77%              1.02%          1.69%
   Return on average common equity                           8.72%             11.71%         18.75%
   Return on average total equity                            8.79%             11.70%         18.68%

   AVG-Common equity to assets                               8.57%              8.55%          8.97%
   AVG-Total  equity to assets                               8.73%              8.70%          9.02%

   NET INTEREST MARGIN - MANAGED                             6.14%              6.16%          6.38%
   NET FUNDS FUNCTION (NIM-LLP) - MANAGED                    4.08%              4.18%          4.47%
   Net interest margin - Reported                            5.43%              5.39%          5.28%
   Net funds function (NIM-LLP) - Reported                   4.15%              4.19%          4.53%
   Efficiency ratio (xcld net sec. gain (loss)              69.04%             66.45%         64.24%

                    BANC ONE CORPORATION-6 AND 9 MONTH DATA



                                                         1997                1997           1998
                                                       -----------------------------     ----------
                                                       6 MONTHS            9 MONTHS       6 MONTHS
                                                       -----------------------------     ----------
                    UNAUDITED
            (millions, except EPS & staff)                AMT                  AMT           AMT
                                                       -----------------------------     ----------
ASSET QUALITY DATA
CHARGE-OFFS:
   Commercial                                             20.8               31.5            32.5
   R.E.-construction                                       0.4                1.2             0.2
   R.E.-commercial                                         2.2                7.1             2.7
   Leases, net                                             2.8                4.7            10.1
---------------------------------------------------------------------------------        ----------
        Total Commercial                                  26.2               44.5            45.5
---------------------------------------------------------------------------------        ----------
   Real estate - residential                               5.8               10.4            12.1
   Home equity                                            14.1               21.8            22.9
   Indirect                                              132.5              188.1           107.9
   Auto lease                                             19.9               29.4            32.2
   Student                                                 0.2                0.3             0.5
   Direct                                                 82.8              126.9            83.7
---------------------------------------------------------------------------------        ----------
        Total Consumer                                   255.3              376.9           259.3
---------------------------------------------------------------------------------        ----------
        Total Credit Card                                448.3              685.3           335.0
---------------------------------------------------------------------------------        ----------
             TOTAL CHARGE-OFFS                           729.8            1,106.7           639.8
=================================================================================        ==========
RECOVERIES:
   Commercial                                             15.5               23.8            13.0
   R.E.-construction                                       1.5                1.6             0.5
   R.E.-commercial                                         4.6                7.5             9.3
   Leases, net                                             0.9                1.9             1.6
---------------------------------------------------------------------------------        ----------
        Total Commercial                                  22.5               34.8            24.4
---------------------------------------------------------------------------------        ----------
   Real estate - residential                               4.8                5.7             1.3
   Home equity                                             2.5                3.7             2.9
   Indirect                                               46.3               73.2            42.3
   Auto lease                                              7.3               10.8            12.0
   Student                                                 0.0                0.0             0.0
   Direct                                                 20.5               27.6            22.3
---------------------------------------------------------------------------------        ----------
        Total Consumer                                    81.4              121.0            80.8
---------------------------------------------------------------------------------        ----------
        Total Credit Card                                 63.0               88.2            62.7
---------------------------------------------------------------------------------        ----------
             TOTAL RECOVERIES                            166.9              244.0           167.9
=================================================================================        ==========
NET CHARGE-OFFS:
   Commercial                                              5.3                7.7            19.5
   R.E.-construction                                      (1.1)              (0.4)           (0.3)
   R.E.-commercial                                        (2.4)              (0.4)           (6.6)
   Leases, net                                             1.9                2.8             8.5
---------------------------------------------------------------------------------        ----------
        Total Commercial                                   3.7                9.7            21.1
---------------------------------------------------------------------------------        ----------
   Real estate - residential                               1.0                4.7            10.8
   Home equity                                            11.6               18.1            20.0
   Indirect                                               86.2              114.9            65.6
   Auto lease                                             12.6               18.6            20.2
   Student                                                 0.2                0.3             0.5
   Direct                                                 62.3               99.3            61.4
---------------------------------------------------------------------------------        ----------
        Total Consumer                                   173.9              255.9           178.5
---------------------------------------------------------------------------------        ----------
        Total Credit Card                                385.3              597.1           272.3
---------------------------------------------------------------------------------        ----------
             TOTAL NET CHARGE-OFFS                       562.9              862.7           471.9
=================================================================================        ==========

                    BANC ONE CORPORATION-6 AND 9 MONTH DATA



                                                         1997                1997           1998
                                                       -----------------------------     ----------
                                                       6 MONTHS            9 MONTHS       6 MONTHS
                                                       -----------------------------     ----------
                    UNAUDITED
            (millions, except EPS & staff)                AMT                  AMT           AMT
                                                       -----------------------------     ----------
NET CHARGE-OFFS - %:
   Commercial                                              0.05%              0.05%         0.16%
   R.E.-construction                                      -0.06%             -0.01%        -0.01%
   R.E.-commercial                                        -0.07%             -0.01%        -0.20%
   Leases, net                                             0.16%              0.15%         0.62%
-----------------------------------------------------------------------------------      ----------
        Total Commercial                                   0.02%              0.04%         0.11%
-----------------------------------------------------------------------------------      ----------
   Real estate - residential                               0.02%              0.07%         0.27%
   Home equity                                             0.30%              0.30%         0.41%
   Indirect                                                1.74%              1.58%         1.52%
   Auto lease                                              0.49%              0.45%         0.56%
   Student                                                 0.02%              0.02%         0.04%
   Direct                                                  2.69%              2.85%         2.76%
-----------------------------------------------------------------------------------      ----------
        Total Consumer                                     0.92%              0.88%         0.88%
-----------------------------------------------------------------------------------      ----------
        Total Credit Card                                  5.40%              5.47%         5.20%
-----------------------------------------------------------------------------------      ----------
   TOTAL NET CHARGE-OFFS/AVG LOANS (INCLD LN HFS)          1.29%              1.29%         1.07%
-----------------------------------------------------------------------------------      ----------
   MANAGED TOTAL NET C/O/AVG LOANS (INCLD LN HFS)          2.23%              2.21%         2.33%
-----------------------------------------------------------------------------------      ----------

                    BANC ONE CORPORATION-6 AND 9 MONTH DATA



                                                         1997                1997           1998
                                                       -----------------------------     ----------
                                                       6 MONTHS            9 MONTHS       6 MONTHS
                                                       -----------------------------     ----------
                    UNAUDITED
            (millions, except EPS & staff)                AMT                  AMT           AMT
                                                       -----------------------------     ----------
INCOME STATEMENT
   Total interest income                                 5,040.0            7,607.0        4,965.7
   Total interest expense                                2,127.7            3,233.2        2,118.5
-----------------------------------------------------------------------------------      ----------
           Net interest income                           2,912.3            4,373.8        2,847.2
-----------------------------------------------------------------------------------      ----------
   Provision for credit losses                             695.7              982.3          406.1
-----------------------------------------------------------------------------------      ----------
   Investment management & advisory activities             161.7              250.3          187.0
   Service charges on deposit accounts                     369.1              560.7          394.3
       Credit card                                         654.7            1,180.0          948.3
       Other loan servicing income                          54.7               83.9           69.8
   Loan processing & servicing income                      709.4            1,263.9        1,018.1
   Securities gains                                         33.1               44.1           65.4
       Insurance                                            86.7              126.2           77.6
       Securities brokerage                                 47.9               78.1           63.6
       Investment banking                                   22.5               34.3           27.5
       Venture capital                                      64.5              154.5           48.2
       Other                                               225.6              359.6          581.3
   Other income                                            447.2              752.7          798.2
-----------------------------------------------------------------------------------      ----------
           Total non-interest income                     1,720.5            2,871.7        2,463.0
-----------------------------------------------------------------------------------      ----------
   Salaries and related costs                            1,219.2            1,881.9        1,345.5
   Net occupancy  & equipment                              169.4              264.4          216.0
   Depreciation                                            171.4              260.9          183.7
   Amortization of intangibles                              62.5               95.0           50.0
   Outside services and processing                         400.7              634.4          491.6
   Marketing & development                                 337.9              588.0          374.6
   Communication and transportation                        210.3              325.4          242.6
   Restructuring charges                                   337.3              337.3          126.9
   Other expense                                           288.9              429.4          357.9
-----------------------------------------------------------------------------------      ----------
           Total non-interest expense                    3,197.6            4,816.7        3,388.8
===================================================================================      ==========
   Income before income taxes                              739.5            1,446.5        1,515.3
   Provision for income taxes                              279.9              522.1          479.6
===================================================================================      ==========
   Net income (loss)                                       459.6              924.4        1,035.7
   Preferred dividends                                      12.4               15.4            2.1
===================================================================================      ==========
   Net income (loss) appl. to common                       447.2              909.0        1,033.6
   Per common share - BASIC                                 0.66               1.33           1.47
   PER COMMON SHARE - DILUTED                               0.65               1.30           1.45
-----------------------------------------------------------------------------------      ----------
   Wtd avg. com shares - BASIC                             676.2              682.8          701.1
   WTD AVG. COM SHARES - DILUTED                           712.4              714.7          716.0
-----------------------------------------------------------------------------------      ----------

   Memo: Taxable equivalent adjustment                      31.9               46.9           30.4
               Net interest income - TE                  2,944.2            4,420.7        2,877.6

                    BANC ONE CORPORATION-6 AND 9 MONTH DATA



                                                         1997                1997           1998
                                                       -----------------------------     ----------
                                                       6 MONTHS            9 MONTHS       6 MONTHS
                                                       -----------------------------     ----------
                    UNAUDITED
            (millions, except EPS & staff)                AMT                  AMT           AMT
                                                       -----------------------------     ----------
BALANCE SHEET - ASSETS (AVG)
   Short-term investments                                   874.6              857.7         1,096.4
   Loans held for sale                                    1,871.6            1,382.4         2,216.3

       Securities - taxable                              18,712.6           17,757.6        18,224.4
       Securities - tax-exempt                            1,603.2            1,574.5         1,304.2
   Total securities                                      20,315.8           19,332.1        19,528.6

   Commercial                                            35,577.7           36,051.0        37,949.6
   Consumer, net                                         37,787.6           38,406.7        40,238.8
   Credit card                                           12,930.0           13,617.7         8,943.1
------------------------------------------------------------------------------------     -----------
           Total loans & leases                          86,295.3           88,075.4        87,131.5
------------------------------------------------------------------------------------     -----------
           Total earning assets  reported - gross       109,357.3          109,647.6       109,972.8
====================================================================================     ===========
   Allowance for credit losses                           (1,292.3)          (1,344.0)       (1,356.1)
   Other assets                                          12,639.6           13,078.7        15,309.4
------------------------------------------------------------------------------------     -----------
           Total assets                                 120,704.6          121,382.3       123,926.1
====================================================================================     ===========

BALANCE SHEET - LIABILITIES & EQUITY (AVG)
   Non-interest bearing demand                           16,261.4           16,587.0        18,763.9

   Interest bearing demand                                3,029.1            2,902.6         2,724.0
   Savings & money market                                31,883.5           32,347.7        35,462.8
   CD's   100K                                           20,303.1           20,269.8        18,681.4
   CD's   100K - domestic                                 7,185.9            7,145.7         5,672.3
   CD's   100K - foreign                                  2,393.8            2,424.9         2,644.1
------------------------------------------------------------------------------------     -----------
           Total interest-bearing deposits               64,795.4           65,090.7        65,184.6
------------------------------------------------------------------------------------     -----------
           Total deposits                                81,056.8           81,677.7        83,948.5
------------------------------------------------------------------------------------     -----------

   Short-term borrowed funds                             18,044.1           17,217.8        13,327.9
   Long-term borrowed funds                               8,189.2            8,978.2        11,765.8
------------------------------------------------------------------------------------     -----------
           Total borrowed funds                          26,233.3           26,196.0        25,093.7
------------------------------------------------------------------------------------     -----------

   Other liabilities                                      2,876.1            2,942.3         3,703.4
------------------------------------------------------------------------------------     -----------
           Total liabilities                            110,166.2          110,816.0       112,745.6
------------------------------------------------------------------------------------     -----------

   Preferred stock                                          194.9              188.7            65.2
   Common stockholders' equity                           10,343.5           10,377.6        11,115.3
====================================================================================     ===========
           Total shareholders' equity                    10,538.4           10,566.3        11,180.5
====================================================================================     ===========

           Total liabilities and shareholders' equity   120,704.6          121,382.3       123,926.1
====================================================================================     ===========

                    BANC ONE CORPORATION-6 AND 9 MONTH DATA



                                                         1997                1997           1998
                                                       -----------------------------     ----------
                                                       6 MONTHS            9 MONTHS       6 MONTHS
                                                       -----------------------------     ----------
                    UNAUDITED
            (millions, except EPS & staff)                AMT                  AMT           AMT
                                                       -----------------------------     ----------
LOAN AND LEASE ANALYSIS (AVG)
   Commercial                                            22,048.7           22,426.5       24,315.8
   R.E.- construction                                     4,023.1            4,094.6        4,130.8
   R.E.- commercial                                       7,138.3            7,104.0        6,716.6
   Leases, net                                            2,367.6            2,425.9        2,786.4
     TOTAL COMMERCIAL                                    35,577.7           36,051.0       37,949.6

   R.E.- residential                                      7,810.1            8,016.3        7,470.7
   Home equity                                            7,715.0            8,076.1        9,819.9
   Direct                                                 4,669.3            4,665.1        4,478.4
   Indirect                                               9,973.7            9,695.9        8,690.9
   Auto lease                                             5,210.5            5,555.8        7,323.7
   Student                                                2,409.0            2,397.5        2,455.2
   CONSUMER                                              37,787.6           38,406.7       40,238.8

   CREDIT CARD                                           12,930.0           13,617.7        8,943.1

====================================================================================     ===========
   TOTAL LOANS & LEASES                                  86,295.3           88,075.4       87,131.5